Equity-accounted Investments	12 Months Ended
Dec. 31, 2023
Equity Method Investments and Joint Ventures [Abstract]
Equity-accounted Investments
4. Equity-accounted Investments
Teekay Tankers has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby Teekay Tankers has a 50% economic interest in the High-Q joint venture, which is jointly controlled by Teekay Tankers and Wah Kwong. The High-Q joint venture owns one 2013-built VLCC, which trades on spot voyage charters in a pool managed by a third party.

As at December 31, 2023, the High-Q joint venture had a loan outstanding with a financial institution with a balance of $20.6 million (2022 - $24.4 million). The loan is secured by a first-priority mortgage on the VLCC owned by the High-Q joint venture and 50% of the outstanding loan balance is guaranteed by Teekay Tankers.

During the year ended December 31, 2021, Teekay Tankers recognized an other-than-temporary decline in the carrying value of its investment in the High-Q joint venture, primarily due to a decline in the value of the VLCC as a result of the tanker market which was impacted by the COVID-19 pandemic. The investment was written down by $11.6 million to its estimated fair value, which was recognized in equity income (loss) in the consolidated statements of income (loss) for the year ended December 31, 2021.

For the year ended December 31, 2023, Teekay Tankers recorded equity income (loss) of $3.4 million (2022 - $0.2 million and 2021 – $(14.1) million), which comprises its share of net income (loss) from the High-Q joint venture, as well as the impairment recognized in 2021.

As at December 31, 2023 and 2022, Teekay Tankers had a total investment in and advances to its equity-accounted joint venture of $15.7 million and $16.2 million, respectively (Note 10).